Exhibit 10.2

Waiver and Third Amendment to Investor Rights Agreement, dated as of September 21, 2005 (this “Amendment”), among Memory Pharmaceuticals Corp. (the “Company”) and the investors set forth on the signature page hereto (the “Investors”)

The Company and the Investors entered into a Fourth Amended and Restated Investor Rights Agreement dated as of September 11, 2003, as amended by an Agreement dated as of December 18, 2003, among the Company, Dr. Eric Kandel and the Investors, an Amendment dated as of March 15, 2004 among the Company and the Investors and an Amendment dated as of April 1, 2004 (the “Investor Rights Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Investor Rights Agreement.

On April 4, 2004, the Company completed an Initial Public Offering and in connection therewith each share of outstanding Preferred Stock was converted into shares of Common Stock. The Company is considering entering into one or more transactions in which it would offer and sell equity or equity-linked securities by private placement in accordance with the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Private Placement”). It is expected that following the closing of the Private Placement, the Company will file a registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission for the resale from time to time of the securities issued in connection with the Private Placement.

The Company and the Investors wish to amend the Investor Rights Agreement in certain respects to (i) reflect the occurrence of the Initial Public Offering, (ii) waive the application of certain rights of the Investors, and (iii) make other conforming changes.

The Company and the Investors hereby agree as follows:

1. Amendments to Investor Rights Agreement.

(a) The definition of “Registrable Securities” included in Section 1.3 of the Investor Rights Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Registrable Securities” shall mean (i) shares of Common Stock issued pursuant to the conversion of the Preferred Stock or issued or issuable pursuant to the exercise of the Warrant; and (ii) any shares of Common Stock or other securities issued or issuable with respect to such shares of Common Stock, the Preferred Stock or the Warrant by reason of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event, excluding in any event securities that (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) may be publicly sold in any 90 day period pursuant to Rule 144 or any successor exemption under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall be calculated on the basis of shares of Common Stock issued or issuable upon exercise of the Warrant even if such exercise has not been effected.

(b) Section 4.12 of the Investor Rights Agreement is hereby deleted in its entirety.

(c) Section 8.3 of the Investor Rights Agreement is hereby amended by deleting Section 8.3 in its entirety and replacing it with the following:

“8.3 Modifications and Amendments. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the outstanding Registrable Securities with respect to which the provisions of this Agreement have not terminated pursuant to Section 8.13.”

(d) The Investor Rights Agreement is amended by adding a new Section 8.13 as follows:

“8.13 Termination of Rights. Each Investor’s rights, and the rights of each other holder of Registrable Securities, under this Agreement shall terminate with respect to such Investor or holder of Registrable Securities upon the earlier to occur of: (x) the date at which all Registrable Securities held by such holder (and its affiliates, partners, former partners, members and former members) may be publicly sold in any 90 day period pursuant to Rule 144 or any successor exemption under the Securities Act and (y) September 11, 2008.”

2. Waiver of Registration Rights. The Investors hereby waive, on behalf of each holder of Registrable Securities, all of such holders’ rights under Section 4.4 of the Investor Rights Agreement with respect to the Resale Registration Statement and the inclusion of any or all of such holders’ Registrable Securities in the Resale Registration Statement.

3. Agreement in Full Force and Effect. Except as specifically amended by this Amendment, the Investor Rights Agreement remains in full force and effect. Wherever the terms of this Amendment and the Investor Rights Agreement conflict, this Amendment controls. All references in the Investor Rights Agreement to “this Agreement” shall mean the Investor Rights Agreement, as amended hereby.

4. Effective Date. This Amendment shall become effective upon execution by the Company and the holders of at least two-thirds of the outstanding Registrable Securities (recognizing that such Registrable Securities constitute at least two-thirds of the shares of Common Stock issued upon conversion of the Preferred Stock outstanding immediately prior to the Initial Public Offering).

5. Counterparts. This Amendment may be delivered by facsimile and executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In witness whereof, the undersigned have executed this Amendment to the Investor Rights Agreement as of the date first above written.

Company:	Memory Pharmaceuticals Corp. By:/s/ James R. Sulat

Name: James R. Sulat Title: President and Chief Executive Officer

Investors:	Alta California Partners II L.P.
By: Alta California Management Partners II,
LLC, Its General Partner
By:	/s/ Alix Marduel
Name:	Alix Marduel
Title:	Member
Alta Embarcadero Partners II LLC
By:	/s/ Hilary Strain
Name:	Hilary Strain
Title:	Under Power of Attorney

Investors:	Finsbury Worldwide Pharmaceutical trust
By: /s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:
Eaton Vance Worldwide Health Sciences
Portfolio
By: /s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:

Investors:	GIMV
By: /s/ Dick Beevsaert
Name:	Dick Beevsaert
Title:	Chief Legal Officer
By: /s/ Patrick Van Beneden
Name:	Patrick Van Beneden
Title:	Executive Vice-President

Investors:	GLSLP Investment LTD
By: /s/ Christopher Cochrane
Name: Christopher Cochrane
Title: Authorised Signatory for Trafalgar
Representatives Ltd, Director of GLS
LP Investment 1 Limited
By: /s/ Pascal Mahieux
Name: Pascal Mahieux
Title: Authorised Signatory for Trafalgar
Representatives Ltd, Director of GLS
LP Investment 1 Limited

Investors:	Healthcare Ventures V L.P.
By: /s/ Jeffrey Steinberg
Name:	Jeffrey Steinberg
Title: Administrative Partner of HealthCare
Partners V, L.P., The General Partner
of HealthCare Ventures V, L.P.

Investors:	Hoffmann-La Roche Inc.
By: /s/ Frederick C. Kentz
Name: Frederick C. Kentz
Title: Vice President

Investors:	MC Life Science Ventures, Inc.
By:	/s/ Tsunehiko Yamagibara
Name: Tsunehiko Yamagibara
Title: President

Investors:	Medica II Investment (Israel) LP
By: /s/ Dr. E. Geller
Name:	Dr. E. Geller
Title: General Partner
Medica II Investment International, LP
By: /s/ Dr. E. Geller
Name: Dr. E. Geller
Title:	General Partner
Medica II Investments (P.F.) (Israel) L.P.
By: /s/ Dr. E. Geller
Name: Dr. E. Geller
Title: General Partner

Investors:	Oxford Bioscience Partners II L.P.
By: OBP Management II L.P.
By: /s/ Jonathan Fleming
Name:	Jonathan Fleming
Title:
Oxford Bioscience Partners (Bermuda) II Limited
Partnership
By: OBP Management II (Bermuda) Limited
Partnership
By: /s/ Jonathan Fleming
Name:	Jonathan Fleming
Title:
Oxford Bioscience Partners (Adjunct) II LP
By: OBP Management II L.P.
By: /s/ Jonathan Fleming
Name:	Jonathan Fleming
Title:
Oxford Bioscience Partners (GS-Adjunct) II LP
By: OBP Management II L.P.
By: /s/ Jonathan Fleming
Name:	Jonathan Fleming
Title:
Oxford Bioscience Partners II (Annex) LP
By: OBP Management II L.P.
By: /s/ Jonathan Fleming
Name:	Jonathan Fleming
Title:

Investors:	Rho Management Trust II
By: Rho Capital Partners, Inc., Investment
Advisors
By: /s/ Jeffrey I. Martin
Name: Jeffrey I. Martin
Title: Attorney In Fact

Investors:	S.R. One Limited
By: /s/ Donald F. Parman
Name: Donald F. Parman
Title: Vice President & Secretary

Investors: Venrock Associates } By: /s/ Anthony B. Evnin Name: Anthony B. Evnin } Title: General Partner } Venrock Associates II, L.P. By: /s/ Anthony B. Evnin Name: Anthony B. Evnin } Title: General Partner } Venrock Entrepreneuers Fund, L.P. By: /s/ Anthony B. Evnin Name: Anthony B. Evnin Title: Member Investors:	Venrock Associates
By: /s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	General Partner
Venrock Associates II, L.P.
By: /s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	General Partner
Venrock Entrepreneuers Fund, L.P.
By: /s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title: Member